November 6, 2008 Earnings Webcast & Conference Call First Quarter Fiscal Year 2009 Broadridge Financial Solutions, Inc. Exhibit 99.2

Forward-Looking Statements
This presentation and other written or oral statements made from time to time by representatives of
Broadridge may contain “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Statements that are not historical in nature, such as our fiscal year 2009 financial guidance, and which may be identified by the use of words like “expects,” “assumes,”
“projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I,
“Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2008
(the “2008 Annual Report”), as they may be updated in any future reports filed with the Securities and
Exchange Commission. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the 2008 Annual Report. These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; the pricing of
Broadridge’s products and services; changes in laws affecting the investor communication services provided by Broadridge; changes in laws regulating registered securities clearing firms and broker-
dealers; declines in trading volume, market prices, or the liquidity of the securities markets; any material breach of Broadridge security affecting its clients’ customer information; Broadridge’s ability to continue to obtain data center services from its former parent company, Automatic Data Processing,
Inc. (“ADP”); any significant slowdown or failure of Broadridge’s systems; changes in technology;
availability of skilled technical employees; the impact of new acquisitions and divestitures; competitive conditions; overall market and economic conditions; and any adverse consequences from Broadridge’s spin-off from ADP. Broadridge disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation may include certain Non-GAAP financial measures in describing Broadridge’s performance.  The reconciliations of such measures to the comparable GAAP figures are included in the Appendix.

Today’s Agenda
Opening Remarks Rich Daly, CEO
First Quarter 2009 Results Dan Sheldon, CFO
and Cash Flow
Fiscal Year 2009 Guidance Summary Rich Daly, CEO
Summary Rich Daly, CEO
Q&A Rich Daly, CEO
Dan Sheldon, CFO
Marvin Sims, VP Investor Relations
Closing Remarks Rich Daly, CEO

Opening Remarks
Key Topics:
•
Financial results for the first quarter and
reaffirmation of full fiscal year 2009 Non-GAAP
earnings per share (EPS) guidance
•
General overview of current market conditions
Putting market dynamics into context as they relate to
Broadridge
Discussing the resiliency of the Broadridge businesses
A summary of the impact of financial industry consolidation and client concentration on the SPS segment
•
Free Cash Flow and Capital Allocation

Opening Remarks – Key Topics
First Quarter FY09 Financial Results
•
Revenues and earnings for the quarter are slightly better than expectations despite challenging market conditions even before considering one-time gain from purchase of senior notes
•
Reaffirming full fiscal year 2009 diluted Non-GAAP EPS guidance
GAAP EPS range of $1.49 - $1.59
Non-GAAP EPS range of $1.45 - $1.55 (excludes one-time gain from purchase of senior notes)
•
Business fundamentals in the operating units continue to be solid
•
Business model benefits from transactional volume whether the
Dow Jones Industrial Average is at 12,000 or 4,000 – model is virtually all transaction based vs. asset based
•
The resiliency of our overall business model is clearest in the Investor
Communications business
•
Broadridge performs better in rising markets, however the business model is more resilient today than in the last down market

✓	✓	✓
		✓	✓
		✓	✓
	✓	✓	✓
	✓	✓	✓
		✓	✓
	✓	✓	✓
	✓		✓
		✓	✓
	✓		✓
	✓	✓	✓
	✓	✓	
	✓	✓	✓
	✓	✓	✓
		✓	✓

Opening Remarks – Key Topics
SPS Client Concentration:
•
Provide a component of securities processing to 8 of the top 10 U.S.
broker-dealers as ranked by SIFMA
•
The top 15 SPS clients generate approximately 65% of the SPS segment’s revenues
Securities Processing Segment Equity Processing Fixed-Income
Top 15 Clients Retail Institutional Processing
AllianceBernstein L.P.
Bank of America Corporation
Barclays Capital Services, LLC
BMO Nesbitt Burns Inc.
CIBC World Markets Corp.
Deutsche Bank AG
E*Trade Group, Inc.
Edward D. Jones & Co., L.P.
HSBC Securities (USA) Inc.
J.P. Morgan Chase & Co.
Jefferies & Company, Inc.
Lehman Brothers Inc.
Royal Bank of Canada
Scotia Capital Inc.
UBS Securities LLC
Notes:
The above schedule is an alphabetical listing of the top 15 SPS clients based on FY08 revenues

Opening Remarks – Key Topics
Impact on Broadridge from Financial Industry
Consolidation:
•
Financial firms are selecting vendor partners with strong financials and depth of product and service offerings
•
In the short term, we are gaining about as much revenue as we are losing
•
In the longer term, we believe new major processing opportunities are being created
•
Consolidation Impact on SPS Recap:
JP Morgan/Bear Stearns – Neutral impact in the short term and positioned well for future opportunities
Bank of America/Merrill – Well-positioned for future opportunities as client looks for substantial cost savings
Barclays/Lehman – Including Neuberger Berman win makes this a net positive
Wells Fargo/Wachovia – Has no impact on SPS segment
•
Overall, we believe the recent financial services industry consolidation could create more upside opportunity than downside risk

Opening Remarks – Key Topics
Broadridge Rated #1 for Brokerage Process
Services Outsourcing
•
Broadridge was selected by The Brown & Wilson Group’s 2008 Black Book of Outsourcing
®
•
Outsourcing vendors were evaluated across 26 management criteria and 18 operational excellence key performance indicators
•
Over 1,400 validated respondents ranked 52 global brokerage process services suppliers
•
Broadridge was rated #1 overall out of 52 service providers and rated #1 on 14 out of 18 categories
(Q)
# CRITERIA
BROADRIDGE'S
OVERALL RANKING
1 Vendor Overall Preference/ Vertical Industry Recommendation 1
2 Innovation 2
3 Training 3
4 Client Relationship and Cultural Fit 1
5 Trust 2
6 Breadth of Offerings, Client Types, Delivery Excellence 1
7 Deployment and Outsourcing Implementation 1
8 Customization 1
9 Integration and Interfaces 4
10 Scalability, Client Adaptability, Flexible Pricing 1
11 Compensation and Employee Performance 1
12 Reliability 1
13 Brand Image and Marketing Communications 1
14 Marginal Value Adds 1
15 Viability 1
16 Data Security and Backup Services 1
17 Support and Customer Care 1
18 Best of Breed Technology and Process Improvement 1
Note: A hard-copy or electronic reprint of the 2008 State of the Outsourcing Industry Report can be
obtained by contacting vijay.j@brown-wilson.com

Opening Remarks – Key Topics
FY03 Down Market vs. Current Down Market:
Why is today’s down market different for Broadridge?
4)     There is no event similar to trade compression
occurring in today’s market
4)      Negative growth in trades per day as a result
of trade compression (excluding trade
compression TPD grew 3%)
3)
With current client base Broadridge is better
positioned to benefit from current and future
consolidation
3)      Client losses from industry consolidation, as
mid-size firms were acquired by firms not on
Broadridge’s platform
5)     Clearing & Outsourcing solution provides
flexible and viable processing alternative
(Neuberger Berman win made possible due to
clearing capabilities which did not exist in
2003)
5)     Migration by broker-dealer firms from self-
clearing to fully-disclosed clearing
2)
Core Proxy volumes forecasted to remain
stable
2)
Core Proxy volumes remained stable
1)
M&A/Contest activity decline already occurred
in FY08 and increased focus on compliance
has lessened the potential for declines of
Mutual Fund Proxy activities
1)
Event-driven revenue declined by 30% or
$100M, as a result of lower Mutual Fund Proxy
and M&A/Contest activities
Current Down Market FY 2003 Down Market

Opening Remarks – Key Topics
Sales Activity
•
Closed sales for quarter, including the new contract with Neuberger
Berman, are in line with expectations
•
Full year closed sales forecast of $160M to $180M still on track
Free Cash Flow and Capital Allocation
•
In any market cycle, Broadridge has historically generated
significant free cash flows
•
Broadridge has the appropriate liquidity to operate in the current unpredictable market conditions
•
Disciplined internal filtering process related to evaluating acquisitions for appropriate fit and return

Key Highlights:
Revenue 5% to $472M (fee only 4%)
•
Sales contributed 3%
•
Losses reduced growth by 1%
•
Internal Growth contributed 2%
•
Event-driven activity reduced growth by 1%
•
Distribution Fees contributed growth by 2%
•
Other/FX is flat
Pre-tax Margin 80 bps to 12.3%
•
Solid performance offset by previously disclosed grow-over related to timing in Q1
FY2008 build-out of public company infrastructure and investment ramp-up
Diluted EPS 4% to $0.25
•
Interest expense of $5M, net of one-time gain of $8M from purchase of $125M principal amount of senior notes
•
Fully diluted shares 2.4M to 142.2M
Broadridge Results – Q1 FY 2009

Segment Results – Investor Communication Solutions
Q1 FY09 Key Highlights:
Fee Revenues 4%
•
Net New Business $2M primarily driven by Transaction Reporting and Post-sale Fulfillment
•
Internal Growth $5M driven by Proxy and Interim position growth, higher Transaction Reporting volume, as well as
Notice & Access adoption rates
–
Mutual Fund Interims position growth 6% and Equity Proxy position growth 5%
•
Event-driven Fee revenue $2M led by Mutual Fund Proxy and Solicitation
Margin
•
Margin 260 bps due to product mix, investments and one-time items
FY09 Key Drivers:
•
Recurring Fee revenue Net New Business contributes 2% to 3%
•
Recurring Fee revenue Internal Growth contributes 3% to 5%
•
Event-driven revenue contributes -2% to -1%
1Q09 1Q08 FY09 Range
($ in millions) Actual Actual Low High
Revenues $314 $299 $1,578 $1,626
Growth Rate 5% 0% 3%
Fee Revenues $148 $143 $790 $822
Growth Rate
4% 3% 7%
Recurring (RC) 5% 5% 8%
Event-driven (ED) -1% -2% -1%
Distribution Revenues $166 $156 $788 $804
Growth Rate 6% -3% 0%
Margin 7.4% 10.0% 16.3% 17.3%
Margin Basis Points (bps) Change 260 bps 10 bps 110 bps

12 12
Segment Results – Securities Processing Solutions
Q1 FY09 Key Highlights:
Revenues 7%
•
Net New Business contributed 2% (Sales of 5% offset by losses of 3%)
•
Internal Growth contributed 4%
(Internal growth Equity TPD 3% to 1,502K, driven by retail trades. Fixed-
Income TPD 27% to 270K TPD – Total TPD of 2,449K and 278K for Equity and Fixed-Income respectively)
Margins
•
Q1 310 bps contribution from revenue growth was more than offset by higher investments and RBC conversion related resources no longer capitalized and “returning” to expense run rate
FY09 Key Drivers:
•
Net New Business contributes flat to 1%
•
Internal Growth contributes 1% to 2%
•
Acquisitions contributes 1%
1Q09 1Q08 FY09 Range
($ in millions)
Actual Actual Low High
Revenues $133 $124 $526 $535
Growth Rate 7% 2% 4%
Margin 28.1% 31.2% 25.3% 26.0%
Margin Basis Points (bps) Changes
310 bps 140 bps 70 bps

Segment Results – Clearing and Outsourcing Solutions
Q1 FY09 Key Highlights:
Revenues 6%
•
Net New Business contributed 4% (Sales of 10% offset by losses of 6%)
•
Internal Growth 10% (TPD, clearance fees and money market up, net interest income down
12%)
•
Federal funds rate impact -$2M
Pre-tax Margin
•
Operating losses at $3M; operating leverage offset by impact of interest rate reductions
FY09 Key Drivers:
•
Net New Business contributes 20% to 22%
•
Internal Growth contributes -9% to -8% (Federal funds rate reductions and lower margin lending balances impact Internal Growth and Margin)
1Q09 1Q08 FY09 Range
($ in millions) Actual Actual Low High
Revenues $23 $25 $106 $109
Growth Rate -6% 11% 14%
Pre-tax Loss -$3 -$2 -$6 -$3

Segment Results – Other & Foreign Exchange (FX)
Q1 FY09 Key Highlights:
Revenues
•
FX Revenues increased to $2.0M from $0.7M year-over-year due to weakening of U.S. dollar
Pre-tax Margin
•
Net Other Expense of $1M is made up of:
– Interest expense of $5M, net of one-time gain of $8M from purchase of $125M principal amount of senior notes
– Investments and corporate expenses of ($6M)
FY09 Key Drivers:
•
FX- strengthening of US$ will have negative impact on revenues and margins
•
Interest Expense- no further reduction in long-term debt expected
1Q09 1Q08 FY09 Range
($ in millions) Actual Actual Low High
Termination Fees Revenues $0 $2 $1 $1
Termination Fees Pre-tax Margin $0 $2 $1 $1
FX Revenues $2 $1 -$9 $0
FX Pre-tax Margin $1 $0 -$4 $0
Other
Transition Expense
$0 -$2 $0 $0
Interest Expense *
$5 -$9 -$8 -$6
Corporate Expenses & Investments
-$6 $1 -$30 -$38
Footnote:
* Interest Expense includes $8M gain from purchase of $125M principal amount of senior notes

Fiscal Year 2009 Grow-Over Discussion
First quarter as well as second quarter of FY’09 tough EPS compare given grow-over items
FY'08 Grow-Overs
($ in millions)
Q1 Q1 Q2 Q3 Q4 FY09
Actual Forecast Q1 Act. & Q2-4 Forecast
Other- Corporate/Investments
Termination Fees (2)
(2) (5) 0 (1) (8)
Corporate Build
(4) (6) (4) 0 0 (8)
Investments
(3) (4) (3) (3) 0 (9)
Founders Grants
0 0 (5) 0 5 0
Sub-total (9)
(12) (17) (3) 4 (25)
Segments
SPS- Non-Deferred S&P
(5) (5) (3) (2) 0 (10)
($14) ($17) ($20) ($5) $4 ($35)

Broadridge Cash Flow – Q1 FY 2009 and FY 2009 Forecast
Broadridge Financial Solutions, Inc.
Calculation of Free Cash Flow - Non-GAAP
Unaudited
(In millions)
FY09 Range
Low High
Ridge Clearing All Other All Other
Financing Processing Broadridge Processing
Calculation of Free Cash Flow (Non-GAAP) :
Activities Activities Total Activities
Earnings - $ 36 $ 36 $ 207 $       222 $
Depreciation and amortization - 14 14 55 65
Deferred taxes - 1 1 (15) (10)
Stock-based compensation expense - 6 6 35 40
Gain from purchase of senior notes - (8) (8)
(A) (A)
Other - (3) (3) 5 5
Subtotal - 46 46 287 322
Working capital changes - (22) (22) (20) (10)
Securities clearing activities (271) - (271) - -
Long-term assets & liabilities changes - 1 1 (20) (15)
Net cash flow (used in) provided by operating activities (271) 25 (246) 247 297
Cash Flows From Investing Activities
Capital expenditures - (3) (3) (55) (45)
Intangibles - - - (7) (5)
Free cash flow (271) $              22 $             (249) $            185 $       247 $
Cash Flows From Other Investing and Financing Activities
Acquisitions - (15) (15)
not currently
in guidance
Long-term debt repayment - (114) (114) (150)
(116)
Dividends - (8) (8) (39)
(39)
Stock repurchase net proceeds from exercise of stock options - 2 2 (40) (30)
Net Parent funding Ridge Clearing (5) 5 -
Short-term borrowings (overnight bank loans) 238 - 238
Short-term borrowings (bank overdrafts) 15 - 15 - -
Net change in cash and cash equivalents (23) $                 (107) $          (130) $            (59) $        62 $
Cash and cash equivalents, at the beginning of quarter 41 157 198 157 157
Cash and cash equivalents, at the end of quarter 18 $                  50 $             68 $               98 $       219 $
Footnote:
(A) Excluded from Earnings and Excluded from Free Cash Flow
Three Months Ended
September 2008
(15)

Broadridge - FY 2009 Financial Guidance Summary
Revenue growth of flat to 3% (1% - 5% fee only)
Sales Plan for year of $160M - $180M
Earnings before interest and taxes margin of 15.9% - 16.8%
Diluted EPS in the range of:
GAAP EPS $1.49 - $1.59
Non-GAAP EPS $1.45 - $1.55 (excludes one-time gain from purchase of senior notes)
Interest expense of $6M - $8M net of $8M gain from purchase of
$125M principal amount of senior notes
Effective Tax Rate of approximately 39%
No additional one-time transition expenses
Free cash flow in the range of $180M - $250M

Summary
Solid first quarter with results slightly better than expectations
Reaffirming full fiscal year 2009 Non-GAAP EPS guidance despite unprecedented market conditions
Broadridge business model continues to be resilient as business fundamentals remain solid
We believe the recent financial services industry consolidation may provide slightly more upside than downside risk
SPS segment well-positioned as top clients are potential surviving key players
Broadridge expected to continue to generate significant free cash flow
Current market conditions generating new and exciting longer term opportunities

19 Q&A There are no slides during this portion of the presentation

20 Closing Comments There are no slides during this portion of the presentation

21 Appendix Appendix

Segments – FY 2009 Financial Guidance Summary
Investor Communication:
Revenues Flat - 3%
Margins 16.3% - 17.3%
Sales Plan $100M - $110M
Securities Processing:
Revenues 2% - 4%
Margins 25.3% - 26.0%
Clearing and Outsourcing:
Revenues 11% - 14%
Operating losses at $3M - $6M
Sales Plan $60M - $70M for the combined Securities Processing and Clearing and Outsourcing business segments

EPS Impact from One-time Items and Termination Fees
Reconciliation
Note:
Management believes that certain Non-GAAP (generally accepted accounting principles) measures, when presented in conjunction with comparable
GAAP measures provide investors a more complete understanding of Broadridge’s underlying operational results. These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to and not a substitute for the measures of financial performance prepared in accordance with GAAP.
Broadridge Financial Solutions, Inc.
Reconciliation of GAAP to Non-GAAP Measures
Impact of One-time Items on Earnings Per Share Reconciliation
(In millions except per share amounts)
(unaudited)
FY09 Fiscal Year 2008
Earnings Per Share
1st
Quarter
1st
Quarter
2nd
Quarter
3rd
Quarter
4th
Quarter
Full Year
Fiscal 2008
EPS - GAAP basis measures 0.25 $      0.26 $      0.21 $     0.21 $     0.69 $     1.36 $
Non-GAAP adjustments:
One-time transition expenses
- 0.01 0.01 0.02 0.01 0.06
EPS - Excluding transition expenses - Non-GAAP 0.21 $      0.27 $      0.22 $     0.23 $     0.70 $     1.42 $
Less One-time items:
Termination Fees - 0.01 0.02 - - 0.03
Timing in Public Company Corporate Build 0.01 0.02 0.01 - - 0.03
Timing of Investments 0.01 0.02 0.02 - - 0.04
0.02 0.05 0.05 - - 0.10
EPS - Non-GAAP 0.19 $      0.22 $      0.17 $     0.23 $     0.70 $     1.32 $
FY09 Fiscal Year 2008
Pre-tax Earnings
1st
Quarter
1st
Quarter
2nd
Quarter
3rd
Quarter
4th
Quarter
Full Year
Fiscal 2008
Pre-tax Earnings - GAAP 58.2 $      59.1 $      47.3 $     48.4 $     171.1 $   325.9 $
Non-GAAP adjustments:
One-time transition expenses - 2.1 3.5 4.2 3.9 13.7
Pre-tax Earnings - Excluding transition expenses - Non-GAAP 49.8 $      61.2 $      50.8 $     52.6 $     175.0 $   339.6 $
One-time items:
Termination Fees - 2.0 5.0 - 0.7 7.7
Timing in Public Company Corporate Build 2.0 6.0 2.0 - - 8.0
Timing of Investments 1.0 4.0 5.0 - - 9.0
3.0 12.0 12.0 0.0 0.7 24.7
Pre-tax Earnings - Non-GAAP 46.8 $      49.2 $      38.8 $     52.6 $     174.3 $   314.9 $
Gain from purchase of senior notes
Gain from purchase of senior notes
Gain from purchase of senior notes
(8.4)
(0.04)
-
-
- -
-
-
-
- -
-

Use of Materials Contained Herein
The information contained in this presentation is being provided for your convenience and information only.  This information is accurate as of the date of its initial presentation.  If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility.  Broadridge assumes no duty to update or revise the information contained in this presentation.  You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as Broadridge Financial Solutions, Inc., which owns the copyright.